                                  EXHIBIT 3.2

                                     BY-LAWS
                                       OF
                            Morgan Group Holding Co.

                                    ARTICLE I

                                     OFFICES

          Section 1. The registered  office shall be at the principal  office of
The Corporation  Trust Company in the City of Wilmington,  County of New Castle,
State of Delaware, or at such other place as shall be determined by the Board.

          Section 2. Morgan Group Holding Co. (the  "Corporation") may also have officers  at such other  places both within and without the State of Delaware as the Board of  Directors  may from time to time  determine or the business of the
Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

          Section  1. All  meetings  of the  stockholders  for the  election  of directors  shall bee held at such time and place  either  within or without  the
State of  Delaware  as shall be  designated  from  time to time by the  Board of
Directors and stated in the notice of the meeting.  Meetings of stockholders for any other  purpose  may be held at such time and place,  within or  without  the
State of Delaware,  as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2. Annual meetings of stockholders  shall be held at such date and time as shall be designated  from time to time by the Board of Directors and stated in the notice of the  meeting,  at which they shall  elect by a plurality vote a board of directors,  and transact such other  business as may properly be brought before the meeting.

          Section 3.  Written  notice of the annual  meeting  stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such  meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

          Section  4. The  officer  who has  charge of the  stock  ledger of the
Corporation  shall prepare and make, at least ten (10) days before every meeting of  stockholders,  a complete list of the  stockholders  entitled to vote at the meeting,  arranged  in  alphabetical  order,  and  showing  the  address of each stockholder and the number of shares registered in the name of each stockholder.
Such list shall be open to the examination of any  stockholder,  for any purpose germane to the meeting,  during ordinary business hours for a period of at least ten (10) days prior to the meeting,  either at a place within the city where the meeting  is to be held,  which  place  shall be  specified  in the notice of the meeting, or, if not so specified,  at the place where the meeting is to be held.
The list shall also be  produced  and kept at the time and place of the  meeting during the whole time  thereof and may be inspected  by any  stockholder  who is present.

          Section 5. Special  meetings of the  stockholders,  for any purpose or purposes,  unless  otherwise  prescribed  by  statute or by the  Certificate  of
Incorporation,  may be  called  by the  president  and  shall be  called  by the president  or  secretary at the request in writing of a majority of the Board of
Directors  or at the  request in writing of  stockholders  owning a majority  in amount of the entire capital stock of the Corporation issued and outstanding and entitled  to vote.  Such  request  shall  state the  purpose or  purposes of the proposed meeting.

          Section 6. Written notice of a special meeting stating the place, date and hour of the meeting  and the  purpose or  purposes  for which the meeting is called,  shall be given  not less than ten (10) nor more  than  sixty  (60) days before the date of the  meeting,  to each  stockholder  entitled to vote at such meeting.

                                      -2-

          Section 7. Business  transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section  8.  The  holders  of a  majority  of  the  stock  issued  and outstanding  and entitled to vote thereat,  present in person or  represented by proxy,  shall  constitute a quorum at all meetings of the  stockholders  for the transaction  of  business,  except as  otherwise  provided  by statute or by the
Certificate of Incorporation.  If, however,  such quorum shall not be present or represented at any meeting of the  stockholders,  the  stockholders  entitled to vote thereat,  present in person or  represented  by proxy,  shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting,  until a quorum shall be present or represented.  At such adjourned meeting at which a quorum  shall be present or  represented  any business may be transacted  which  might  have been  transacted  at the  meeting  as  originally notified.  If the adjournment is for more than thirty (30) days, or if after the adjournment  a new record date is fixed for the adjourned  meeting,  a notice of the adjourned  meeting shall be given to each  stockholder of record entitled to vote at the meeting.

          Section 9. When a quorum is present  at any  meeting,  the vote of the holders of a majority  of the stock  having  voting  power  present in person or represented  by proxy shall decide any  question  brought  before such  meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

          Section  10.  Unless   otherwise   provided  in  the   Certificate  of
Incorporation the holder of each share of Common Stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital  stock having  voting power held by such  stockholder,  but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

          Section  11.  Unless   otherwise   provided  in  the   Certificate  of
Incorporation  any action  required to be taken at any annual or special meeting of  stockholders  of the  Corporation,  or any action  which may be taken at any annual or special meeting of such stockholders,  may be taken without a meeting, without prior notice and without a vote, if a consent in writing,  setting forth the action so taken,  shall be signed by the holders of outstanding stock having not less than the minimum  number of votes that would be  necessary to authorize or take such action at a meeting at which all shares  entitled  to vote  thereon were  present and voted.  Prompt  notice of the taking of the  corporate  action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          Section  12.  In  order  that  the   Corporation   may  determine  the
stockholders  entitled to notice of or to vote at any meeting of stockholders or any adjournment  thereof,  or entitled to express consent to corporate action in other  distribution  or  allotment  of any rights,  or entitled to exercise  any rights in respect to any  change,  conversion  or  exchange  of stock or for the purpose of any other lawful action,  the Board of Directors may fix, in advance, a record  date,  which  shall not be more than sixty (60) nor less than ten (10)
days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting  of  stockholders  shall  apply to any  adjournment  of the meeting;  provided,  however,  that the Board of Directors  may fix a new record date for the adjourned meeting.

                                      -3-

                                   ARTICLE III

                                    DIRECTORS

               Section 1. The number of  directors  which shall  constitute  the whole board shall be three unless  otherwise  determined  by  resolution  of the
Board  of  Directors  or by  the  stockholders  at  the  annual  meeting  of the stockholders, except as provided in Section 2 of this Article, and each director elected  shall  hold  office  until his  successor  is  elected  and  qualified.
Directors need not be stockholders.

               Section 2.  Vacancies and newly created  directorships  resulting from any  increase  in the  authorized  number of  directors  may be filled by a majority of the  directors  then in office,  though less than a quorum,  or by a sole remaining director, and the directors so chosen shall hold office until the next annual  election  and until  their  successors  are duly  elected and shall qualify,  unless sooner displaced.  If there are no directors in office, then an election of directors may be held in the manner provided by statute.  If, at the time of filling any vacancy or any newly  created  directorship,  the  directors then in office  shall  constitute  less than a majority  of the whole  board (as constituted immediately prior to any such increase),  the Court of Chancery may, upon  application of any stockholder or  stockholders  holding at least ten (10)
percent  of the total  number of the shares at the time  outstanding  having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created  directorships,  or to replace the directors chosen by the directors then in office.

               Section 3. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the  Corporation  and do all  such  lawful  acts and  things  that are not by statute or by the Certificate of  Incorporation  or by these By-Laws directed or required to be exercised or done by the stockholders.

                                      -4-

                       MEETINGS OF THE BOARD OF DIRECTORS

               Section 4. The Board of  Directors  of the  Corporation  may hold meetings,  both  regular  and  special,  either  within or without  the State of
Delaware.

               Section  5. The first  meeting  of each  newly  elected  Board of
Directors  shall be held at such time and place as shall be fixed by the vote of the  stockholders  at the annual  meeting and no notice of such meeting shall be necessary to the newly  elected  directors in order  legally to  constitute  the meeting,  provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected
Board of  Directors,  or in the event  such  meeting is not held at the time and place so fixed by the  stockholders,  the  meeting  may be held at such time and place as shall  be  specified  in a notice  given as  hereinafter  provided  for special  meetings  of the  Board of  Directors,  or as shall be  specified  in a written waiver signed by all of the directors.

               Section 6. Regular meetings of the Board of Directors may be held without  notice  at such  time and at such  place as shall  from time to time be determined by the Board.

               Section  7.  Special  meetings  of the Board may be called by the president on two (2) days' notice to each director by mail or  forty-eight  (48)
hours'  notice  to each  director  either  personally  or by  telegram;  special meetings  shall be called by the  president  or  secretary in like manner and on like notice on the written request of two directors unless the board consists of only one  director,  in which  case  special  meetings  shall be  called  by the president or secretary in like manner and on like notice on the written  request of the sole director.

               Section 8. At all  meetings of the board a majority of the voting power of all directors shall constitute a quorum for the transaction of business and the act of a majority of the voting  power of the  directors  present at any meeting at which there is a quorum  shall be the act of the Board of  Directors, except  as  may  be  otherwise  specifically  provided  by  statute  or  by  the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors,  the directors  present  thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting,  until a quorum shall be present.

               Section 9. Unless  otherwise  restricted  by the  Certificate  of
Incorporation or these By-Laws,  any action required or permitted to be taken at any meeting of the Board of Directors or of any  committee  thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent  thereto in writing,  and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                                      -5-

               Section 10. Unless  otherwise  restricted by the  Certificate  of
Incorporation  or these  By-Laws,  members  of the  Board of  Directors,  or any committee designated by the Board of Directors,  may participate in a meeting of the Board of Directors,  or any committee,  by means of conference  telephone or similar communications  equipment by means of which all persons participating in the meeting  can hear each  other,  and such  participation  in a meeting  shall constitute presence in person at the meeting.

                      COMMITTEES OF THE BOARD OF DIRECTORS

               Section 11. The Board of Directors may, by resolution passed by a majority  of the Board of  Directors,  designate  one or more  committees,  each committee  to consist of one or more of the  directors of the  Corporation.  The board may designate one or more directors as alternate members of any committee, who may  replace  any  absent  or  disqualified  member  at any  meeting  of the committee.

               In the absence or  disqualification  of a member of a  committee, the member or members thereof present at any meeting and not  disqualified  from voting,  whether or not he or they constitute a quorum, may unanimously  appoint another  member of the Board of  Directors to act at the meeting in the place of any such absent or disqualified member.

               Any such  committee,  to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the  management  of the business and affairs of the
Corporation,  and may authorize the seal of the Corporation to be affixed to all papers  which may  require  it;  but no such  committee  shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's  property and assets,  recommending to the  stockholders a dissolution of the Corporation or a revocation of a  dissolution,  or amending the bylaws of the  Corporation;  and, unless the resolution or the certificate of incorporation  expressly so provide, no such committee  shall have the power or authority to declare a dividend or to authorize the issuance of stock.  Such  committee or committees  shall have such name or names as may be determined  from time to time by  resolution  adopted by the Board of Directors.

               Section  12. Each  committee  shall keep  regular  minutes of its meetings and report the same to the Board of Directors when required.

                                      -6-

                            COMPENSATION OF DIRECTORS

               Section 13. Unless  otherwise  restricted by the  certificate  of incorporation  or these bylaws,  the Board of Directors shall have the authority to fix the compensation of directors.  The directors may be paid their expenses, if any, of  attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated
salary as director. No such payment shall preclude any director from serving the
Corporation in any other capacity and receiving compensation  therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

               Section 14. Unless  otherwise  restricted by the  certificate  of incorporation  or these  bylaws,  any director  may be removed,  with or without cause,  only by the  holders  of a  majority  of shares  entitled  to vote at an election of directors of the class of stock which  elected such  director of the class of stock which elected such director.

                                   ARTICLE IV

                                     NOTICES

               Section 1.  Whenever  under the  provisions of the statutes or of the certificate of  incorporation  or of these bylaws,  notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice,  but such notice may be given in  writing,  by mail,  addressed  to such director  or  stockholder,  at his  address as it appears on the  records of the
Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be  deposited  in the United  States mail.
Notice to directors may also be given by telegram.

               Section 2.  Whenever any notice is required to be given under the provisions of the statutes or of the  certificate of  incorporation  or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice,  whether before or after the time stated  therein,  shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

               Section 1. The officers of the Corporation shall be chosen by the
Board of  Directors  and shall  include  a  Chairman  of the Board an  assistant secretary and may include such  additional  officers as may from time to time be authorized  by these  bylaws.  The Board of  Directors  may elect from among its members a Chairman of the Board and a Vice  Chairman of the Board.  The Board of
Directors may also choose a president, one or more vice-presidents, a treasurer, assistant  secretaries  and assistant  treasurers.  Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

                                      -7-

               Section 2. The Board of  Directors,  at its first  meeting  after each annual  meeting of  stockholders,  shall choose a president,  treasurer and secretary and may include such  additional  officers as may from time to time be authorized by these bylaws.

               Section 3. The Board of Directors may appoint such other officers and agents as it shall deem  necessary  who shall  hold their  offices  for such terms and  shall  exercise  such  powers  and  perform  such  duties as shall be determined from time to time by the board.

               Section  4.  The  salaries  of all  officers  and  agents  of the
Corporation shall be fixed by the Board of Directors.

               Section 5. The  officers  of the  Corporation  shall hold  office until their successors are chosen and qualify.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative  vote of a majority of the Board of Directors. Any vacancy occurring in any office of the
Corporation shall be filled by the Board of Directors.

                       CHAIRMAN OF THE BOARD OF DIRECTORS

               Section 6. The Chairman of the Board,  if any,  shall  preside at all meetings of the Board of Directors and of the stockholders at which he shall be present.  He shall have and may  exercise  such  powers as are,  from time to time, assigned to him by the Board and as may be provided by law. If there is no
President, the Chairman of the Board shall exercise the powers of the President.
If there is a  President,  the  President  shall  report to the  Chairman of the
Board.

               Section 7. In the absence of the Chairman of the Board,  the Vice
Chairman of the Board,  if any,  shall  preside at all  meetings of the Board of
Directors and of the  stockholders  at which he shall be present.  He shall have and may exercise such powers as are,  from time to time,  assigned to him by the
Board and as may be provided by law.

                        THE PRESIDENT AND VICE-PRESIDENT

               Section 8. The President shall be the chief executive  officer of the  Corporation;  and in the absence of the Chairman  and Vice  Chairman of the
Board he shall  preside at all  meetings  of the  stockholders  and the Board of
Directors; subject to the Chairman of the Board he shall have general and active management of the business of the  Corporation and shall see that all orders and resolutions  of the Board of  Directors  and/or  the  Chairman  of the Board are
carried into effect.

               Section 9. He shall execute bonds,  mortgages and other contracts requiring a seal,  under the seal of the  Corporation,  except where required or permitted  by law to be  otherwise  signed and  executed  and  except  where the signing and  execution  thereof  shall be  expressly  delegated  by the Board of
Directors to some other officer or agent of the Corporation.

               Section  10. In the absence of the  president  or in the event of his  inability  or refusal to act, the  vice-president,  if any, or in the event there  be  more  than  one  vice-president,  the  vice-presidents  in the  order designated by the directors,  or in the absence of any designation,  then in the order of their  election  shall have all the powers of and be subject to all the restrictions upon the President.  The  vice-presidents  shall perform such other duties and have such  other  powers as the Board of  Directors  may from time to time prescribe.

                                      -8-

                      THE SECRETARY AND ASSISTANT SECRETARY

               Section 11. The Secretary  shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing  committees when  required.  He shall give, or cause to be given,  notice of all meetings of the  stockholders  and  special  meetings of the Board of  Directors,  and shall perform  such other  duties as may be  prescribed  by the Board of  Directors or president,  under whose  supervision  he shall be. He shall have  custody of the corporate seal of the Corporation and he, or an assistant secretary,  shall have authority to affix the same to any instrument  requiring it and when so affixed, it may be  attested  by his  signature  or by the  signature  of such  assistant secretary.  The  Board of  Directors  may give  general  authority  to any other officer to affix the seal of the  Corporation  and to attest the affixing by his signature.

               Section  12. The  assistant  secretary,  or if there be more than one, the assistant secretaries in the order determined by the Board of Directors
(or if  there be no such  determination,  then in the  order of their  election)
shall,  in the  absence of the  secretary  or in the event of his  inability  or refusal to act,  perform the duties and exercise the powers of the secretary and shall  perform  such other  duties  and have such  other  powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

               Section 13. The Treasurer shall have the custody of the corporate funds and securities  and shall keep full and accurate  accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable  effects in the name and to the credit of the  Corporation in such depositories as may be designated by the Board of Directors.

               Section 14. He shall disburse the funds of the Corporation as may be  ordered  by  the  Board  of  Directors,  taking  proper  vouchers  for  such disbursements,  and shall render to the president and the board of directors, at its regular meetings,  or when the Board of Directors so requires, an account of all his transactions as treasurer and of financial condition of the Corporation.

               Section 15. If required by the Board of Directors,  he shall give the  Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be  satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the  Corporation,  in case of his death,  resignation,  retirement or removal from  office,  of all  books,  papers,  vouchers,  money and other  property  of whatever  kind  in  his  possession  or  under  his  control  belonging  to  the
Corporation.

               Section 16. The  assistant  treasurer,  or if there shall be more than  one,  the  assistant  treasurer  in the order  determined  by the Board of
Directors  (or if there  be no such  determination,  then in the  order of their election)  shall,  in the  absence  of the  Treasurer  or in  the  event  of his inability  or refusal to act,  perform the duties and exercise the powers of the
Treasurer  and shall perform such other duties and have such other powers as the
Board of  Directors,  Chairman of the Board or  President  may from time to time prescribe.

                                      -9-

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

               Section  1.  Every  holder of stock in the  Corporation  shall be entitled to have a certificate,  signed by, or in the name of the Corporation by the Chairman or Vice-Chairman  of the Board of Directors,  or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant  secretary of the  Corporation,  certifying the number of shares owned by him in the Corporation.

               Certificates  may be issued  for  partly-paid  shares and in such case  upon the face or back of the  certificates  issued to  represent  any such partly paid shares,  the total amount of the consideration to be paid therefore, and the amount paid thereon shall be specified.

               If the  Corporation  shall be  authorized  to issue more than one class of stock or more than one series of any class,  the powers,  designations, preferences  and relative,  participating,  optional or other special  rights of each class of stock or series  thereof  and the  qualification,  limitations  or restrictions  of such  preferences  and/or  rights shall be set forth in full or summarized on the face or back of the certificate  which the  Corporation  shall issue to  represent  such  class or series of stock;  provided  that,  except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing  requirements,  there may be set forth on the face or back of the certificate  which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each  stockholder  who so requests  the powers,  designations,  preferences  and relative, participating, optional or other special rights of each class of stock or series thereof and the  qualifications,  limitations or  restrictions of such preferences and/or rights.

               Section 2. Any of or all the signatures on the certificate may be facsimile.  In case any officer,  transfer  agent or registrar who has signed or whose facsimile  signature has been placed upon a certificate  shall have ceased to be such  officer,  transfer  agent or registrar  before such  certificate  is issued,  it may be issued by the Corporation  with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

               Section 3. The Board of Directors may direct a new certificate or
certificates   to  be  issued  in  place  of  any  certificate  or  certificates theretofore  issued by the  Corporation  alleged  to have been  lost,  stolen or destroyed,  upon the making of an affidavit of that fact by the person  claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or  certificates,  the Board of Directors may, in its discretion  and as a condition  precedent to the issuance  thereof,  require the owner of such lost,  stolen or destroyed  certificate  or  certificates,  or his legal  representative,  to advertise the same in such manner as it shall require and/or to give the  Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the  Corporation  with respect to the certificate alleged to have been lost, stolen or destroyed.

                                      -10-

                                TRANSFER OF STOCK

               Section 4. Unless  otherwise  restricted by the  certificates  of incorporation or these bylaws, upon surrender to the Corporation or the transfer agent  of  the  Corporation  of  a  certificate  for  shares  duly  endorsed  or accompanied  by proper  evidence of  succession,  assignation  or  authority  to transfer,  it shall be the duty of the Corporation to issue a new certificate to the  person  entitled  thereto,  cancel  the  old  certificate  and  record  the transaction upon its books.

                               FIXING RECORD DATE

               Section  5. In  order  that the  Corporation  may  determine  the stockholders  entitled to notice of or to vote at any meeting of  stockholder or any adjournment  thereof,  or entitled to express consent to corporate action in other  distribution  or  allotment  of any rights,  or entitled to exercise  any rights in respect to any  change,  conversion  or  exchange  of stock or for the purpose of any other lawful action,  the Board of Directors may fix, in advance, a record  date,  which  shall not be more than sixty (60) nor less than ten (10)
days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting  of  stockholders  shall  apply to any  adjournment  of the meeting;  provided,  however,  that the Board of Directors  may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

               Section 6. The  Corporation  shall be entitled to  recognize  the exclusive  right of a person  registered  on its books as the owner of shares to receive  dividends,  and to vote as such owner, and to hold liable for calls and assessments  a person  registered  on its books as the owner of shares and shall not be bound to  recognize  any  equitable or other claim to or interest in such share or shares on the part of any other  person,  whether  or not it shall have express or other notice thereof, except as otherwise provided by the laws of the
State of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                                    DIVIDENDS

               Section 1. Dividends  upon the capital stock of the  Corporation, subject to the provisions of the  certificate of  incorporation,  if any, may be declared by the Board of Directors at any regular or special  meeting,  pursuant to law. Dividends may be paid in cash, in property,  or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

               Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation  available for dividends such sum of sums as the directors from time to time, in their absolute discretion,  deem proper as a reserve or reserves to meet contingencies,  or for equalizing dividends,  or for repairing  or  maintaining  any property of the  Corporation,  or for such other purposes  as  the  directors  shall  think  conducive  to  the  interest  of the
Corporation,  and the  directors  may modify or abolish any such  reserve in the manner in which it was created.

                                      -11-

                                     CHECKS

               Section  3. All  checks  or  demands  for  money and notes of the
Corporation  shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

               Section 4. The fiscal year of the  Corporation  shall be fixed by resolution of the Board of Directors.

                                      SEAL

               Section  5. The Board of  Directors  may adopt a  corporate  seal having  inscribed  thereon  the  name  of  the  Corporation,  the  year  of  its organization and the words "Corporate Seal,  Delaware".  The seal may be used by causing it or a facsimile  thereof to be impressed or affixed or  reproduced  or otherwise.

                                 INDEMNIFICATION

               Section  6.  The   Corporation   shall,  to  the  fullest  extent
authorized under the laws of the State of Delaware, as those laws may be amended to be  made,  a party to an  action  or  proceeding,  whether  criminal,  civil,
administrative  or  investigative,   by  reason  of  being  a  director  of  the
Corporation or a predecessor  corporation or, at the  Corporation's  request,  a director  or  officer  of  another  Corporation;  provided,  however,  that  the
Corporation  shall  indemnify  any such agent in  connection  with a  proceeding initiated by such agent only if such  proceeding  was authorized by the Board of
Directors of the Corporation. The indemnification provided for in this Section 6 shall:  (i)  not be  deemed  exclusive  of  any  other  rights  to  which  those indemnified  may be entitled under any bylaw,  agreement or vote of stockholders or  disinterested  directors or otherwise,  both as to action in their  official capacities and as to action in another capacity while holding such office,  (ii)
continue as to a person who has ceased to be a director,  and (iii) inure to the benefit  of the  heirs,  executors  and  administrators  of such a  person.  The
Corporation's  obligation to provide  indemnification under this Section 6 shall be offset to the extent of any other source of  indemnification or any otherwise applicable  insurance  coverage under a policy  maintained by the Corporation or any other person.

                                      -12-

               Expenses incurred by a director of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the Corporation (or was serving at the  Corporation's  request as a  director  or  officer  of  another  corporation)  shall  be  paid  by  the
Corporation  in  advance  of the  final  disposition  of  such  action,  suit or proceeding  upon receipt of an  undertaking  by or on behalf of such director to repay such amount if it shall  ultimately be determined  that he is not entitled to be indemnified by the  Corporation as authorized by relevant  sections of the
General  Corporation  Law  of  Delaware.   Notwithstanding  the  foregoing,  the
Corporation  shall not be required to advance such expenses to an agent who is a party to an action,  suit or proceeding  brought by the Corporation and approved by a majority of the Board of Directors of the Corporation which alleges willful misappropriation  of corporate assets by such agent,  disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the Corporation or any other willful and deliberate  breach in bad faith of such agent's duty to the Corporation or its stockholders.

               The foregoing  provisions of this Section 6 shall be deemed to be a contract between the Corporation and each director who serves in such capacity at any time  while  this  bylaw is in  effect,  and any  repeal or  modification thereof shall not affect any rights or obligations then existing with respect to any  state  of  facts  then  or  theretofore  existing  or any  action,  suit or proceeding  theretofore or thereafter brought based in whole or in part upon any such state of facts.

               The Board of  Directors  in its  discretion  shall  have power on behalf of the Corporation to indemnify any person, other than a director, made a party to any  action,  suit or  proceeding  by reason  of the fact that he,  his testator or interstate, is or was an officer or employee of the Corporation.

               To assure  indemnification under this Section 6 of all directors, officers and employees who are determined by the  Corporation or otherwise to be or to have been  "fiduciaries"  of any employee  benefit plan of the Corporation which may exist from time to time, Section 145 of the General Corporation Law of
Delaware  shall,  for the purposes of this Section 6, be interpreted as follows:
an "other  enterprise" shall be deemed to include such an employee benefit plan, including without  limitation,  any plan of the Corporation which is governed by the Act of Congress entitled "Employee  Retirement Income Security Act of 1974,"
as amended from time to time; the Corporation  shall be deemed to have requested a person to serve an employee  benefit plan where the performance by such person of his duties to the Corporation  also imposes duties on, or otherwise  involves services by, such person to the plan or  participants  or  beneficiaries  of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."

                                  ARTICLE VIII

                                   AMENDMENTS

               Section 1. These  bylaws may be  altered,  amended or repealed or new bylaws may be adopted by the  stockholders as provided in the certificate of incorporation  or by the Board of Directors,  when such power is conferred  upon the Board of  Directors  by the  certificate  of  incorporation,  at any regular meeting  of the  stockholders  or of the Board of  Directors  or at any  special meeting  of the  stockholders  or of the  Board of  Directors  if notice of such alteration,  amendment,  repeal or  adoption of new bylaws be  contained  in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred  upon the Board of Directors by the  certificate of  incorporation  it shall  not  divest or limit the  power of the  stockholders  to adopt,  amend or repeal bylaws as provided in the certificate of incorporation.

                                      -13-